IUT/Oncologix Technology Agreement

                                                                    EXHIBIT 99.1

                              TECHNOLOGY AGREEMENT

     The parties to this TECHNOLOGY AGREEMENT, dated as of February __, 2009 ("this Agreement"), are Oncologix Tech, Inc. a Nevada corporation ("Oncologix") and Institut fur Umwelttechnologien GmbH, a German Company ("IUT"). The parties have agreed as hereinbelow provided.

                                    RECITALS

     1.1 Background.

     As used in this Agreement, "Oncologix" includes Oncologix Corporation, a Nevada corporation that is the wholly owned subsidiary of Oncologix. Oncologix agrees that whenever necessary it will cause Oncologix Corporation to act to fulfill the obligations of Oncologix under this Agreement. Oncologix has heretofore conducted a medical device business whose activities, to the extent material to this Agreement, have been related to the development and testing of a certain microsphere device called the "Oncosphere". The Oncosphere embodies certain proprietary improvements, modifications and additional technology developed by Oncologix. For certain reasons, known to the parties, Oncologix is unable to continue to such development and testing. IUT desires to assume and complete those activities and Oncologix desires that IUT do so.

     1.2 Purpose of this Agreement.

     The purpose of this Agreement is to provide for an arrangement whereby IUT will continue such development and testing and Oncologix will market any product resulting from the same and also to provide for a continuing mutually advantageous business relationship between the parties.

     1.3 Any Earlier Agreements Superseded.

     Any previous agreement between the parties as to the Oncosphere technology is hereby cancelled and superseded in its entirely by the provisions of this Agreement.

     1.4 New IUT Subsidiary.

     Without limiting any of the obligations of IUT under this Agreement, it is understood that for the purposes of implementing its performance of such obligations it will form, under German law, a new Gesellschaft mit beschraenkter Haftung called "IUT Medical Gmbh" (hereinafter "IUTM") or, if that name is not available, such other name as IUT may determine in its reasonable discretion, to hold the Assets and to complete the development and commercialization of the Oncosphere and other radiation-based medical products as the occasion may arise, as described in the Articles of Association (in German: Gesellschaftsvertrag -hereinabove defined). As of the Closing the Articles of Association and the financial condition of IUTM shall conform to the description thereof set forth in Article 3 of this Agreement.

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     IUT/Oncologix Technology Agreement


                                 THE TRANSACTION


     2.1 Grant of License.

     Upon and subject to the terms and conditions hereof, Oncologix grants to IUTM an exclusive (including as to Oncologix and its affiliates), royalty free perpetual license (the "License") with respect to the Work Product (described in Schedule 2.1 ,,Work Product") to continue to develop the same as prudence may indicate, to make, have made and sell to the Oncologix subsidiary, to be organized as further provided below in this Agreement.


     2.2 Assumption of Specified Liabilities and Transfer of Specified Assets.

     At the Closing (hereinbelow defined), IUT shall agree to assume and perform after the Closing when and as they become due the liabilities of Oncologix that are listed and described on Schedule 2.2A (the "Assumed Liabilities") and no others. Upon and subject to the terms and conditions hereof, Oncologix shall sell and IUT shall purchase and acquire from Oncologix, all right, title and interest in and to the assets (the "Assets") listed and described on Schedule 2.2B, in each case subject to all liens, charges, security interests, restrictions and other encumbrances arising out of the Assumed Liabilities (hereinbelow defined.

     2.3 Consideration.

     As consideration for the grant of the License and the transfer of the Assets, IUT shall at the Closing:
     Pay to Oncologix in cash the sum of (euro)2,500 by paying said amount into IUTM as Oncologix's capital contribution to IUTM as required by German law; Assume, discharge and hold Oncologix harmless from the Assumed Liabilities; and
     Cause IUTM to issue and sell to Oncologix, in consideration of this Agreement, not less than one Units (as defined in Section 3.2, below) of the duly and validly issued voting equity membership interest of IUTM, fully paid and non-assessable, such issuance to be evidenced by the delivery to Oncologix a certificate in a form which shall be reasonably acceptable to counsel to Oncologix. It is understood that this percentage ownership may be increased in the future if it is reasonably determined that, in view of events that have occurred after the Closing, the Assets have a value materially greater than reflected by said ten percent (10%) interest. Any dispute as to such value shall be resolved pursuant to
     Section 8.7 of this Agreement.

     2.4 Closing.

     The Closing shall occur at the offices of Firetag, Stoss & Dowdell, P.C., 1747 East Morten Avenue, Suite 107, Phoenix, AZ 85020 at 10:00 a.m. on the date on which all necessary consents to the consummation of this Agreement shall be obtained (the "Closing Date") or on such other date or at such other location(s) or starting at such other time as the parties shall agree. At the Closing, each of the parties shall execute and deliver such further agreements or instruments as the other party shall reasonably request including without limitation the deliveries specified in this Agreement.

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     IUT/Oncologix Technology Agreement


                3. ORGANIZATION, FINANCING AND OPERATION OF IUTM


     The provisions of this Article 3 reflect the intention of the parties to this Agreement with respect to the formation, organization and operation of IUTM and all of the organization documents of IUTM shall be interpreted so as to be consistent with these provisions. In the event of any apparent conflict between such organization documents and this Article 3, the provisions of this Article shall govern. IUT agrees to vote its shares in IUTM so as to give effect to the provisions of this Article 3.

     3.1 Business Purpose of IUTM.

     The business purpose of IUTM shall be to continue the development and commercialization of the Oncosphere product and to acquire, develop and commercialize additional products involving the use of radiation for medical purposes.

     3.2. Units of Ownership Interests.

     (a) The ownership interest in IUTM shall be divided into ten (10) equal ownership units ("Units"), each representing ten percent (10%) of the total ownership interest. When duly issued in accordance with Article 3 of this Agreement, each Unit shall be fully paid and non-assessable. The voting power of IUTM shall be allocated among the owners of IUT in proportion to their respective ownership interests; that is, the holder of each Unit shall have ten percent (10%) of the total voting power of IUTM. Upon any dissolution or liquidation of IUTM, the assets of IUTM shall be distributed among the owners in proportion to the number of Units held by each. The vote of 75% of the ownership interest shall be required for a decision to sell IUTM or substantially all of its assets.

     3.3 Performance by IUT.

     (a) In further consideration of the issuance of Units to Oncologix as provided above and of its entry into this Agreement, IUT, will (i) at its sole expense, organize IUTM, select and recruit its personnel, (ii) furnish IUTM, at IUT's cost therefor, with the facilities necessary and appropriate to the conduct of business by IUTM as described in the Articles of Association (Gesellschaftsvertrag), (iii) sell raw materials to IUTM at a price equal to its own direct manufacturing and overhead costs, (iv) make available to IUTM intellectual property owned by or licensed to IUT necessary or useful in the conduct of business by IUTM, (v) the use of IUT's licenses and permits necessary for the handling and processing of radioactive materials, (vi) subject to the provisions of subparagraph (b) of this Section 3.3, grant to IUTM the right to act as the exclusive worldwide distributor to customers in the medical device industry of IUT's Yttrium90 (Y90)-based products and (vii) pay the reasonable operating expenses of IUTM.

     (b) With respect to clause (vi) of subparagraph (a), above, it is acknowledged that occasions may arise when it would be in the best interests of the parties that IUTM be free to grant marketing rights to a third party for specific products based on technology originated by such third parties. If and when such an occasion arises, the parties will meet and consult with respect thereto and agree upon a reasonable arrangement to be made between IUTM and such third party.

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     IUT/Oncologix Technology Agreement


     3.4 Transferability of Units.

     An owner may sell or otherwise transfer Units provided that IUTM and the then other owners will have the right to purchase such interest at the price and under the terms offered by a bona fide third party. In the event of the death, insolvency or liquidation of an owner, IUTM has the right to purchase the interest of such owner at its then fair value. In the event of a dispute as to such value, the matter shall be resolved in accordance with the arbitration provisions of this Agreement.

     3.5 Co-Sale.

     If IUT should determine to sell or otherwise dispose of all or any part of to sell all or any part of its interest in IUTM (other than sales or other dispositions to its Affiliates), it shall (i) give Oncologix prompt notice of such determination and (ii) at least twenty five (25) business days before entering into a proposed binding agreement for such sale or other disposition, deliver a copy of such binding agreement to Oncologix. Oncologix shall have twenty (20) business days after its receipt thereof to elect, by providing written notice to the IUT, to require the purchaser of the IUT's interest to purchase a percentage of Oncologix's interest (determined as set forth below) in IUTM on the same terms and conditions
     (including, without limitation, the same purchase price per percentage point of ownership interest in IUTM) set forth in the agreement between the IUT and the purchaser ("Co-Sale Rights"). For purposes of the preceding sentence, in connection with any proposed sale, Oncologix may exercise Co-Sale Rights with respect to the same percentage of its ownership interest as IUT's ownership interest to be sold in the contemplated transfer (e.g., if IUT has a 40% Sharing Ratio and is selling all of its owner interest, 100% of IUT's membership interest, is being sold, then Oncologix is entitled to sell all (100%) of its ownership interest. If the payment for IUT's interest includes consideration other than cash, IUT, Oncologix and the purchaser shall agree upon the cash value of the sale and all consideration paid from the purchaser to the Oncologix for Oncologix's interest shall be in cash. Any disagreement between IUT and Oncologix concerning the cash value of the sale shall be resolved in accordance with the arbitration provisions of this Agreement. In the event Oncologix elects to exercise its Co-Sale Rights pursuant to this Section 3.5, and the purchaser refuses to purchase Oncologix's interest in IUTM as provided above, IUT shall not sell its interest to the purchaser without the written consent of Oncologix, which consent may be withheld in the sole discretion of Oncologix.

     3.6 Information and Reports.

     Each owner shall be entitled to receive the annual financial statements of IUTM, certified as correct by an independent accountant in the manner customary under German practice and such further information as such owner may from time to time reasonably request. It is understood that financial information of IUTM is expected to be material to Oncologix's own financial reports to its shareholders and to government agencies.

     3.7 Records.

     IUT shall keep true and accurate books of account and records sufficient to determine and establish compliance with the terms and conditions of this Agreement. Such books and records shall be kept reasonably accessible for

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     IUT/Oncologix Technology Agreement


     three (3) years following the end of the calendar quarter to which they pertain and shall be made available for inspection throughout such three
     (3) year period by an independent third party auditor selected by Oncologix for such purposes.

     3.8 Financial Condition of IUTM.

     At the Closing, the assets of IUTM shall consist of the Assets acquired pursuant to this Agreement together with such other assets as IUT shall contribute in satisfaction of its obligations under Section 3.3 of this Agreement.

                 4. REPRESENTATIONS AND WARRANTIES OF ONCOLOGIX

Oncologix represents and warrants to IUT that:

     4.1 Organization.

     Oncologix is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and qualified to do business as a foreign corporation in each jurisdiction in which failure to do so would have a materially adverse effect on their business and assets.

     4.2 Authority for Transaction.

     Subject to the due approval of its shareholders as provided by law, Oncologix has the full right, power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform Oncologix's obligations hereunder, and to carry out the transactions contemplated in this Agreement, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally. When duly approved by its shareholders, this Agreement will constitute the valid and legally binding obligation of Oncologix, enforceable in accordance with its terms and conditions.

     4.3 No Violation or Conflict.

     Except as otherwise disclosed on Schedule 4.3 hereto, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Article 2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Oncologix is subject or any provision of the Articles of Incorporation or By-laws of Oncologix.

     4.4 Broker's Fees

     Oncologix has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which IUT could become liable or obligated.

     4.5 No Litigation.

     There are no actions, suits or proceedings pending, or, to the knowledge of Oncologix, threatened or anticipated before any court or governmental or administrative body or agency affecting the Assets, except as set forth on
     Schedule 4.5 hereto. Oncologix is not presently subject to any injunction, order or other decree of any court of competent jurisdiction which affects the Assets.

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     IUT/Oncologix Technology Agreement

                    5. REPRESENTATIONS AND WARRANTIES OF IUT
     IUT represents and warrants to Oncologix that:

     5.1 Organization.

     At the date of this Agreement IUT is and will be at the Closing a Gesellschaft mit beschranker Haftung validly existing and in good standing under the laws of Germany and IUTM will at the Closing be a Gesellschaft mit beschranker Haftung, validly existing and in good standing under the laws of Germany and the above described Articles of Association or their equivalent under German law.

     5.2 Authority

     IUT has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, IUT's Board of Managers has duly authorized the execution, delivery, and performance of this Agreement by IUT. The Agreement constitutes the valid and legally binding obligation of IUT, enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     5.3 No Violation or Conflict.

     Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including without limitation the provisions of Article 3, above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which IUT is subject or any provision of the IUT's Operating Agreement or IUTM's Articles of Incorporation or Bylaws or their equivalent under German law, or (ii) conflict with, result in a breach or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which IUT is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice, would not have a Material adverse effect on the financial condition of IUT taken as a whole or on the ability of the parties to consummate the transactions contemplated by this Agreement.

     5.4 No Litigation.

     There are no actions, suits or proceedings pending, or to IUT's knowledge, threatened or anticipated before any court or governmental or administrative body or agency affecting IUT, its property, or its ability to consummate the transaction contemplated by this Agreement.

     5.5 Broker's Fees.

     IUT has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Oncologix could become liable or obligated.

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IUT/Oncologix Technology Agreement


     5.6 Accuracy of Representations or Warranties.

     All of IUT's warranties and representations as hereinabove stated shall be true on the Closing Date and the same shall survive the Closing and be deemed incorporated, whether explicitly stated therein or not, into all documents or other instruments delivered by IUT to Oncologix at the Closing. No representation, warranty, or statement of IUT omits or will omit to state any material fact necessary to make such representation, warranty, or statement in this Agreement accurate and not misleading in any material respect.

     5.7 Acknowledgements.

     IUT and certain of its personnel were, during the period from approximately October 2006 until December 31, 2007, engaged by Oncologix as consultants in the acquisition and use of equipment, conducting development and testing activities with respect to the Oncosphere. IUT acknowledges that THE ASSETS ARE BEING SOLD AND DELIVERED TO IUT "AS IS" AND "WHERE IS", and that ONCOLOGIX MAKES NO WARRANTY WHATSOEVER WITH RESPECT TO THE ASSETS INCLUDING THOSE OF TITLE, MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.

     5.8 Lawful Conduct of Business.

     IUT (which includes for all purposes hereof, IUTM), (a) owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted as described in the Gesellschaftsvertrag without any known conflict with, or infringement of, the rights of others, (b) has conducted, is conducting and will conduct its business as described in the Gesellschaftsvertrag so as to comply in all material respects with all applicable statutes and regulations and (c) has all requisite power and authority, and all necessary authorizations, approvals and orders of and from all governmental regulatory officials and bodies, to own its properties and conduct its business as now conducted and as proposed to be conducted.

                             6. ADDITIONAL COVENANTS
The parties agree as follows with respect to the period after the Closing:


     6.1 Information Concerning IUT and IUTM.

     Without limiting any rights which Oncologix (which term for the purposes of this paragraph shall include its affiliates, successors or assigns) may have as a member or shareholder of IUTM, and while Oncologix continues as such member or shareholder, IUT and IUTM (whichever shall be appropriate) shall promptly furnish to Oncologix, as it may reasonably request, such information in the English language, including without limitation financial statements prepared in accordance with generally accepted accounting principles, as shall be required to permit Oncologix to report a proper value of its interest in IUTM. IUT acknowledges (i) that Oncologix is registered with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and is required to report regularly on its financial condition and prospects, (ii) that for the foreseeable future its interest in IUTM will be material to its own financial condition and prospects, (iii) that Oncologix will rely on the

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IUT/Oncologix Technology Agreement


     accuracy of information so furnished in preparing and filing reports under that Act and (iv) that any false or misleading statement in such reports may result in civil and/or criminal penalties.

     6.2 Marketing Rights.

     As used in this Section and elsewhere in this Agreement, "Affiliate" means, with respect to any person, an entity that directly or indirectly, majority owns, or is majority owned by, or is under common majority ownership with, that person. It is understood that nothing in the License grants any rights to market or sell any product and have, instead, been retained by Oncologix. Oncologix will transfer such rights to a new limited liability company or other form of entity agreed upon by the parties ("New Oncologix"). New Oncologix shall be organized as soon as practicable after the Closing under this Agreement pursuant to the terms of organization document under the laws of one of the states of the United States selected by Oncologix. Upon its legal organization, ten percent (10%) of its initial equity ownership shall be sold and issued to IUTM in consideration of this Technology Agreement. If, however, IUTM should reasonably believe that granting marketing rights for a particular region (other than North America or India) to a third party would be of mutual benefit to the parties, IUTM shall so notify Oncologix. The parties will then negotiate in good faith with a view to reaching an agreement with respect to the terms of conditions of the granting of such rights to a third party and, unless it is agreed by the parties that Oncologix will be incapable of performing such rights in such region, upon reasonable compensation to Oncologix for the loss of such rights as may be granted to a third party. Any dispute as to such organization or the terms of any organization document or other instrument related thereto, or as to the granting of marketing rights to a third party, shall be resolved as provided by Section 8.7 of this Agreement.


                 7. CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

     The respective obligations of each party to this Agreement to effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of the following conditions:

     7.1 Corporate Approval.

     This Agreement and the transactions contemplated hereby shall have been duly approved and adopted by Oncologix.

     7.2 No Injunctions or Restraints: Illegality.

     No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transaction, which makes the consummation of the transaction illegal.

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     IUT/Oncologix Technology Agreement


     7.3 Additional Conditions to the Obligations of Oncologix.

     The obligations of Oncologix to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Oncologix:

          (a) Representations, Warranties and Covenants.
          The representations and warranties of IUT in this Agreement shall be true and correct in all material respects on and as of the Closing as though such representations and warranties were made on and as of such time and IUT shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Closing.

          (b) Certificate of IUT.
          Oncologix shall have been provided with a certificate executed on behalf of IUT and IUTM by their respective Presidents and Chief Financial Officers or Treasurers to the effect that, as of the Closing: (i) all representations and warranties made by IUT under this Agreement are true and complete in all material respects; (ii) all covenants, obligations and conditions of this Agreement to be performed by IUT on or before such date have been so performed in all material respects and that to the best of their knowledge, after having consulted with legal counsel and auditors, IUTM has been duly organized and financed as provided in this Agreement and, except as disclosed in Schedule 7.3(b) attached hereto, has sufficient resources to conduct business as described in the Gesellschaftsvertrag.

          (c) Satisfactory Form of Legal Matters.
          The form, scope and substance of all legal and accounting matters contemplated hereby and all closing documents and other papers delivered hereunder shall be reasonably acceptable to counsel to Oncologix.

          (e) No Material Adverse Changes.
          There shall not have occurred any event, fact or condition that has had or reasonably would be expected to have a material adverse effect on IUT.

     7.4 Additional Conditions to the Obligations of IUT.

     The obligations of IUT to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by IUT:

          (a) Representations, Warranties and Covenants.
          The representations and warranties of Oncologix in this Agreement shall be true and correct in all material respects on and as of the Closing as though such representations and warranties were made on and as of such time and Oncologix shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.

          (b) Certificate of Oncologix.
          IUT shall have been provided with a certificate executed on behalf of Oncologix by its President and Chief Financial Officer to the effect that, as of the Closing:

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IUT/Oncologix Technology Agreement


          (i) all representations and warranties made by Oncologix under this Agreement are true and complete in all material respects; and
          (ii) all covenants, obligations and conditions of this Agreement to be performed by Oncologix on or before such date have been so performed in all material respects.

          (c) Satisfactory Form of Legal and Accounting Matters.
          The form, scope and substance of all legal matters contemplated hereby and all closing documents and other papers delivered hereunder shall be reasonably acceptable to the IUT's counsel.

                          8. GENERAL AND MISCELLANEOUS

     8.1 Expenses.

     Except as otherwise provided in this Agreement, IUT and Oncologix each agree to pay, without right of reimbursement from any other, the costs incurred by such party incident to the preparation and execution of this Agreement and performance of their respective obligations hereunder, whether or not the transactions contemplated by this Agreement shall be consummated, including, without limitation, the fees and disbursements of legal counsel, accountants and consultants employed by the respective parties in connection with the transactions contemplated by this Agreement; provided, however, that IUT shall pay sales and other transfer taxes, if any.

     8.2 Assignability.

     Neither party may assign or transfer its rights and obligations under this Agreement without the prior written approval of the other party; provided, however, Oncologix may assign any of its rights under this Agreement to an affiliate of Oncologix or as security to any of its lenders. This Agreement shall inure only to the benefit of and be binding upon the parties hereto and their respective successors and representatives and permitted assigns.

     8.3 Applicable Law.

     Matters arising out of the organization of IUTM and the relationships between IUTM and its shareholders and between and among the shareholders shall be governed by the laws of Germany. Matters arising out of the organization of New Oncologix and the relationships between New Oncologix and its shareholders and between and among the shareholders shall be governed by the laws of the state in which it is organized. Any dispute, disagreement, claim or controversy arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or any breach of this Agreement ("Dispute") shall be subject to the negotiation, mediation and arbitration provisions contained herein. Each party to a Dispute shall make every reasonable effort to meet in person and confer for the purpose of resolving the Dispute by good faith negotiation before resorting to any legal proceedings or any other dispute resolution procedure. If the Dispute cannot be settled through negotiation, the parties shall make every reasonable effort to settle the Dispute by mediation by a single mediator qualified to consider the matter in dispute before resorting to any legal proceedings or any other dispute resolution procedure. If a Dispute cannot be settled through mediation, the Dispute shall be finally settled by arbitration pursuant the cognizant governing law. Any arbitration governed

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     IUT/Oncologix Technology Agreement


     by the laws of any of the states of the United States shall be held under the Rules of Commercial Arbitration of the American Arbitration Association by a panel of three (3) arbitrators qualified to consider the matter in dispute. The arbitrators may grant injunctions or other relief in such dispute or controversy. The decision of a majority of the arbitrators shall be final, conclusive and binding upon the parties to the arbitration; and any party shall be entitled to cause judgment on the decision or award of the arbitrators to be entered in any court of competent jurisdiction. Any party may initiate a mediation or an arbitration by providing written notice of the mediation or arbitration, as the case may be (the "Dispute Notice"), to the other parties, which Dispute Notice shall state the name of initiating party, briefly state the matter to be mediated or arbitrated, and, if applicable, name a person whom such party has nominated to act as mediator. If, within thirty (30) days after the date of the Dispute Notice, the parties have not agreed among themselves as to the identity of the mediator, then any party may immediately refer this matter for resolution by the American Arbitration Association. The parties shall each pay their pro rata share (according to the number of parties involved in the Dispute) of the costs, deposits and expenses of the mediator. The party initiating the arbitration shall pay the costs, deposits and expenses of such arbitration and the prevailing party shall be awarded its attorneys' fees and expenses in addition to all other relief awarded by the arbitrators, provided that if the arbitrators determine that a party has initiated an arbitration without a reasonable basis for doing so, then the arbitrators shall assess against that party all costs relating to the arbitration, including the attorneys' fees and expenses of the other parties.

     8.4 Counterparts.

     This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute the same instrument.

     8.5 Entire Agreement.

     This Agreement and the agreements, instruments, schedules and other writings referred to in this Agreement contain the entire understanding of the parties with respect to the subject matter of this Agreement. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. It may not be amended, changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the amendment, change, termination or waiver is sought to be enforced.

     8.6 Schedules and Exhibits.

     Each exhibit hereto shall be attached hereto and shall be considered a part hereof as if set forth in the body hereof in full.

     8.7 Notices.

     All notices, consents, requests, instructions, approvals or other communications required or permitted to be given hereunder, shall be in writing, addressed as shown below, or to such other address as any party hereto may, from time to time, designate in writing, by courier, facsimile

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     IUT/Oncologix Technology Agreement

     (fax) or electronic mail. Notice may be given via fax, and shall be deemed given when transmission has been successfully completed and electronic confirmation of such facsimile transmission is received by the party giving notice. Notices not faxed shall be deemed given when actually delivered by the courier service. Any notice which is attempted to be delivered by electronic mail shall not be valid notice hereunder, unless acknowledgment of receipt of such electronic mail by the recipient is transmitted to and received by the sender within twenty-four (24) hours of its delivery.

     Oncologix Tech, Inc.
     P.O. Box 8832
     Grand Rapids, MI 49518-8832
     Telephone:        (616) 977-9933
     Fax:     (616) 977-9955
     Email:   mkramarz@oncologix.biz

     With a copy to:
     Stephen T. Meadow, Esq.
     Firetag, Stoss & Dowdell, P.C.
     1747 East Morten Avenue, Suite 107
     Phoenix, Arizona 85020
     Telephone: (602) 997-1182
     Fax:     (602) 997-5319
     Email:   stmeadow@earthlink.net

     Institut fur Umwelttechnologien Gmbh
     Volmerstrasse 7B
     D-12489 Berlin Germany
     Phone:        +49 30 6392-5511
     Fax:          +49 30 6392-4831
     Email:         j.leonhardt@iut-berlin.com

     8.9 Publicity.

     The parties shall agree upon the form and substance of (a) a joint press release or other public announcement of this Agreement and the transactions contemplated hereby and (b) other matters including related to this Agreement or any of the transactions contemplated hereby which shall be released on or after the Closing; provided, however, that nothing in this Agreement shall be deemed to prohibit any party hereto from making any disclosure which its counsel deems necessary or advisable in order to fulfill such party's disclosure obligations imposed by law or contract.

     8.10 Severability.

     If any term, condition or provision of this Agreement shall be declared invalid or unenforceable, the remainder of the Agreement, other than such term, condition or provision, shall not be affected thereby and shall remain in full force and effect and shall be valid and enforceable to the fullest extent permitted by law.

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     IUT/Oncologix Technology Agreement


     8.11 Survival of Representations and Warranties.

     All covenants, representations and warranties made by the parties in this Agreement or any certificate or other writing delivered by them or any of their respective Affiliates pursuant hereto or in connection herewith shall survive the Closing and any investigation at any time made by or on behalf of the other party.

     8.12 Further Assurances.

     From time to time after the Closing, Oncologix will execute and deliver, or cause its affiliates to execute and deliver, to IUT such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by IUT or its counsel in order to vest in IUT all right, title and interest of Oncologix in and to the Assets and otherwise in order to carry out the purpose and intent of this Agreement.

     8.13 Indemnification.

     Oncologix agrees to indemnify and hold IUT, and its officers, directors and affiliates, including, but not limited to, IUTM (the "Indemnitees") harmless against all claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses of investigation (hereinafter individually a "Loss" and collectively "Losses") incurred by IUT, its officers, directors or affiliates (including IUTM), directly or indirectly, as a result of (i) any claim that the use of the Work Product as contemplated by this Agreement infringes or violates any patent, copyright or other right of any third party. The representations, warranties and agreements made by Oncologix in this Agreement, including without limitation, the indemnification provisions of this Section 8.13, shall survive for a period expiring on the date that is twenty-four (24) months following the Closing (the "Survival Date") and any action for a breach of Oncologix's representations or warranties or any Loss under this
     Section 8.13 must be made and filed by the Survival Date. Any claim for any Loss under this Section 8.13 which is not made and filed by an Indemnitee prior to the Survival Date shall, from and after the Survival Date, be deemed to have been waived by such Indemnitee and rendered null and void and of no further force and effect.

     8.14 Indemnification Procedure.

     Within 15 days after service upon any of the Indemnitees (as defined above) of a summons or other first legal process in connection with the commencement of any action brought against it relating to an infringement or violation of a third party's rights with respect to the Work Product, such Indemnitee will, if a claim in respect thereof is to be made against Oncologix, notify Oncologix in writing of the commencement thereof. The omission to so notify Oncologix will relieve it from any liability which it may have to any Indemnitee under this Section (but not otherwise) if Oncologix demonstrates that it has been materially prejudiced by such omission. In case any such action is brought against any Indemnitee, and it notifies Oncologix of the commencement thereof, Oncologix will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from Oncologix to such Indemnitee of its election so to assume the defense thereof, Oncologix will not be liable to such Indemnitee for any

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     IUT/Oncologix Technology Agreement


     legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation.

                             9. SUPPORTING DOCUMENTS

     9.1 Termination Agreement between Oncologix and the University of Maryland to terminate the Master License Agreement (as Schedule 9.1)

     9.2   Clarification   Declaration   of   Oncologix   about   the   Fountain
     Pharmaceutical Connection (as Schedule 9.2)

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed as of the day and year first above written.


     Institut fur Umwelttechnologien GmbH

     By:      _______________________________
     Prof. Dr. Juergen Leonhardt
     Its:     Geschaeftsfuehrer (Chief Executive Officer)



     Oncologix Tech, Inc.


     By:      _______________________________

     Its:     President and Chief Executive Officer

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     IUT/Oncologix Technology Agreement

                                  Schedule 2.1


                            Work Product Description

     The technology what is considered as the Oncologix Work Product (Oncosphere Technology) is different to what the University of Maryland has filed as her technology in the patent application US 2004/0258614 published Dec. 23, 2004 (appl. Numbers 60/479,832 filed Dec. 23, 2003 and 10/762,507 filed
     Jan. 23, 2004).

     The Maryland Technolgy contents an inherent development mistake as Oncologix has demonstrated while doing the final testing end of 2007. The development mistake consists in the unexpected high level of non-specific bond what causes unacceptable leaching of Y-90 for the product approval instead of the intended specific bond by chelation in DOTA or similar chelators. Also the Maryland technology using a linkage system (dendrimer) has increased the non-specific bond of Y-90 followed by a more higher leaching. The Maryland technology could not be improved following the filed technology. It was no way found to prevent the Maryland technology from non-specific binding of Y-90.

     Oncologix together with its contractor IUT has created a new different technology what is not using any part of the filed Maryland technology. This technology is described in the Oncologix documents (Work Product). The Oncology technology could not be tested sufficiently. There is still some risk for the binding technology by adsorption and the following chemical encapsulation.

     The Work Product also consists of an improved application procedure and an imaging procedure for the new Oncologix technology.

     It is intended to apply for a new Oncologix patent.

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IUT/Oncologix Technology Agreement


                                  Schedule 2.2A


                            Assumed Liabilities List


     Attached hereto is the list of Liabilities to be assumed by IUT.

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     IUT/Oncologix Technology Agreement


                                  Schedule 2.2B


                                   Asset List


     Attached hereto is the list of Assets to be transferred to IUT.

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     IUT/Oncologix Technology Agreement


                                  Schedule 4.3


           Exceptions to No Violations or Conflicts Representation of Oncologix

     None.

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     IUT/Oncologix Technology Agreement


                                  Schedule 4.4


             Exceptions to No Litigation Representation of Oncologix

     None.

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     IUT/Oncologix Technology Agreement


                                  Schedule 9.1

     Attached is the Termination Agreement between Oncologix and the University of Maryland to terminate the Master License Agreement

     IUT/Oncologix Technology Agreement


                                  Schedule 9.2


     Attached is the Clarification Declaration of Oncologix about the Fountain Phatmaceutical Connection